SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 10, 2007

                              WINTHROP REALTY TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

       001-06249                                         34-6513657
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

      On January 10, 2007, the Board of Trustees of Winthrop Realty Trust ("Winthrop") unanimously adopted a change to ARTICLE II, Section 8 of Winthrop's bylaws to provide that in addition to any other approvals required by the Conflicts Committee of the Board of Trustees of Winthrop, if any, all investments made by Winthrop in excess of $5,000,000 (other than investments in government insured securities) and all dispositions made by Winthrop in excess of $5,000,000 shall require the prior approval of a majority of Winthrop's trustees. The previous thresholds were $1,500,000 on investments and $2,000,000 on dispositions.

      The full text of the bylaw amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

      3.1   Amendment to Bylaws, adopted January 10, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of January, 2007.

                                                     WINTHROP REALTY TRUST


                                                     By: /s/ Peter Braverman
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                                                         Peter Braverman
                                                         President